UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

001-33515

(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 29, 2014, at the annual meeting (the “Annual Meeting”) of stockholders of Einstein Noah Restaurant Group, Inc. (the “Company”), the stockholders approved an amendment to the Company’s 2011 Omnibus Incentive Plan (the “Omnibus Plan”) to increase the number of shares available for issuance under the Omnibus Plan by 850,000 shares. No other terms of the Omnibus Plan were amended.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	The Annual Meeting was held on April 29, 2014, in connection with which the Company filed a Proxy Statement with the Securities and Exchange Commission on March 24, 2014.

(b)	The following matters were voted upon at the Annual Meeting and approved by the stockholders:

(1)	Each of the nominees, as described in the Proxy Statement referenced above, was re-elected as a director to hold office until the 2015 Annual Meeting of Stockholders and until his successor is elected and qualified.

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Michael W. Arthur	15,733,681	51,639	1,190,670
E. Nelson Heumann	15,733,443	51,877	1,190,670
Frank C. Meyer	15,727,359	57,961	1,190,670
Edna K. Morris	15,740,309	45,011	1,190,670
Thomas J. Mueller	15,741,559	43,761	1,190,670
S. Garrett Stonehouse, Jr.	15,753,431	31,889	1,190,670

(2)	Proposal to approve an amendment to the Company’s Omnibus Plan to increase the number of authorized shares available for issuance under the Omnibus Plan.

Votes For	Votes Against	Abstentions	Broker Non Votes
14,876,365	864,318	44,637	1,190,670

(3)	Proposal to approve, by a non-binding advisory resolution, the compensation of the Company’s executive officers

Votes For	Votes Against	Abstentions	Broker Non Votes
15,649,431	85,137	50,752	1,190,670

(4)	Proposal to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as independent auditors for the Company for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non Votes
16,866,098	56,429	53,463	—

ITEM 8.01	OTHER EVENTS

On May 2, 2014, the Company issued a press release announcing that its Board of Directors has approved a new share repurchase program authorizing the Company to repurchase up to $20 million of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

99.1	Press release issued May 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: May 2, 2014	/s/ Rhonda J. Parish
Rhonda J. Parish
Chief Legal Officer and Corporate Secretary